UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2011

Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
______________________	_____________	______________
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
__________________________________		____________
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On November 15, 2011, representatives of Forest City Enterprises, Inc. (the “Company”), including David J. LaRue, President and Chief Executive Officer, and Robert G. O’Brien, Executive Vice President and Chief Financial Officer, made a presentation at REITWorld: NAREIT’s Annual Convention for All Things REIT. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description --------------------------------------------------------------------------------

Exhibit 99.1	Slide Presentation of Forest City Enterprises, Inc. dated November 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ ROBERT G. O’BRIEN
Name:	Robert G. O’Brien
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2011

EXHIBIT INDEX

Exhibit No. Description -----------------------------------------------------------------------------------

Exhibit 99.1	Slide Presentation of Forest City Enterprises, Inc. dated November 15, 2011.